Neuberger Berman Equity Funds® ("Equity Funds")
Neuberger Berman Greater China Equity Fund
Class A, Class C and Institutional Class, Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated December 12, 2016, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman Greater China Equity Fund (the “Fund”) effective at close of business on September 20, 2017.  If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC at 877-628-2583.

Effective at close of business September 20, 2017:

Neuberger Berman Greater China Equity Fund will be closed to new investors effective at close of business September 20, 2017. The Fund is closing to new investors because of capacity constraints associated with the investment strategy employed by the Fund.
Management anticipates that the Fund will cease accepting all share purchases, including from existing investors, once asset levels from the Fund and other funds managed with the same strategy reach $1.5 billion.  Current aggregate asset levels for the strategy are approximately $1.2 billion.
The date of this supplement is September 18, 2017.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com